SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                      ----------------------------------

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                       Date of report: July 30, 1996
               Date of earliest event reported: July 17, 1996



                            PRESIDENT CASINOS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


              Delaware            0-20840           51-0341200
          ---------------    ----------------    ----------------
          (State or other    (Commission File    (I.R.S. Employer
          jurisdiction of         Number)         Identification
           organization)                              Number)


           802 North First Street, St. Louis, Missouri    63102
         ---------------------------------------------------------
            (Address of principal executive offices)    (Zip code)

                              (314) 622-3000
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             (Registrant's telephone number, including area code)

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Item 5.  Other Events.

  On July 22, 1996, President Casinos, Inc. (the "Company") announced that President Riverboat Casino-Mississippi, Inc. ("PRCM"), a wholly owned subsidiary of the Company, has entered into a Letter of Intent, dated July 17, 1996 (the "PRCM Letter of Intent"), with Primadonna Resorts, Inc. ("Primadonna") to sell PRCM's leasehold rights to the property leased by PRCM at the Broadwater Marina in Biloxi, Mississippi for $15 million in cash. PRCM currently leases the Broadwater Marina for use in connection with its gaming operations under a long-term lease from BH Acquisition Corporation, a company wholly owned by John E. Connelly, the chairman and principal stockholder of the Company. Pursuant to the PRCM Letter of Intent, PRCM will lease the property back from Primadonna under a triple net operating lease with no additional monthly rental obligations until the expiration of one year and, subject to certain conditions, will receive an option to extend the lease, subject to a 90-day cancellation notice from Primadonna, for up to an additional two-year period at a rental equal to 2% of net gaming revenues during the term.

  In addition, the Company also announced that in a separate transaction BH Acquisition Corporation has entered into a Letter of Intent, dated July 17, 1996 (the "BH Letter of Intent"), with Primadonna for the sale of the Broadwater Marina and certain other properties owned by BH Acquisition Corporation in Biloxi, Mississippi.

  The foregoing description is qualified in its entirety by the complete text of the PRCM Letter of Intent and the BH Letter of Intent included as Exhibits
2.1 and 2.2, respectively, to this Current Report on Form 8-K.

Item 7.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired.  Not applicable.

(b)  Pro forma financial information. Not applicable.

(c)  Exhibits.  See Exhibit Index.

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                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  July 30, 1996

                                 PRESIDENT CASINOS, INC.



                                 By /s/ John S. Aylsworth
                                 -------------------------------------------
                                 John S. Aylsworth, Executive Vice President
                                 and Chief Operating Officer

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                                 EXHIBIT INDEX

Exhibit
Number
                                  Description

  2.1 Letter of Intent Agreement, dated as of July 17, 1996, by and between President Riverboat Casino-Mississippi, Inc. and Primadonna Resorts, Inc.

  2.2 Letter of Intent Agreement, dated as of July 17, 1996, by and between BH Acquisition Corporation and Primadonna Resorts, Inc.

  99   Press Release, dated July 22, 1996.

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